UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ________________________________________

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2016

________________________________________

comScore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)

(703) 438-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 — Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
As previously disclosed, on February 19, 2016 the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of comScore, Inc. (the “Company”) received a message regarding certain potential accounting matters. In response, the Audit Committee immediately commenced an investigation of the matters with the assistance of King & Spalding LLP, as independent counsel to the Audit Committee, and AlixPartners, LLP, as forensic accountants.
As a result of issues identified thus far in that investigation, on September 12, 2016 the Audit Committee, in consultation with management, concluded that (i) the Company’s consolidated financial statements for the quarters ended September 30, 2015, June 30, 2015 and March 31, 2015 included in the Company’s Quarterly Reports on Form 10-Q, (ii) the Company’s consolidated financial statements for the years ended December 31, 2014 and 2013 included in the Company’s Annual Reports on Form 10-K (including the interim periods within those years) and (iii) the Company’s preliminary unaudited condensed consolidated financial statements for the quarters and year ended December 31, 2015 included as an exhibit to the Company’s Current Report on Form 8-K furnished on February 17, 2016, should no longer be relied upon due to the misstatements described below.

Management and the Audit Committee have discussed the matters disclosed in this report with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Background
As a result of the February 19, 2016 message, the Audit Committee has been investigating the issues raised by the message and matters related to the Company’s revenue recognition practices, disclosures and internal controls. The investigation of the matters in the message is substantially complete and the Audit Committee identified areas of concern in the matters reviewed, including certain activities that reflect errors in judgment with respect to certain accounting practices and resulting disclosures as well as deficiencies in the Company’s internal control system. The transactions under review in the investigation principally relate to nonmonetary transactions. Management with input from accounting consultants has been analyzing these transactions, and as discussed below, management has concluded that these transactions have been recorded in error.
As the investigation concludes, the Company also will be undertaking a significant effort to help ensure that the errors in judgment and internal control deficiencies did not impact other transactions that were not part of the investigation. Therefore, there may be additional accounting adjustments as a result of these efforts and such adjustments may be material.
Based on the results of the Audit Committee investigation to date and management’s review, the Company cannot support the prior accounting for the nonmonetary transactions recorded by the Company during the years ended December 31, 2013, 2014 and 2015. As a result, the Company has concluded that revenue and expenses associated with all nonmonetary transactions during the periods identified above should be reversed and accounted for at historical cost rather than at fair value. There is no historical cost basis associated with the assets that the Company exchanged and therefore there should be no revenue recognized or expenses incurred for those transactions. While a nonmonetary transaction inherently has no effect on operating income or cash flow over the life of the relevant agreement governing such transaction, the timing of revenue recognized relative to the related expense recognized may have an effect on a periodic basis. As previously disclosed, the Company does not expect in the future to enter into any nonmonetary transactions that would result in the recognition of revenue.
Based on the results of the investigation to date, certain remediation actions have been recommended by the Audit Committee, with a view toward improved accounting and internal control practices. These recommendations include enhancing communications to support a robust control environment; strengthening controls around the Company’s revenue recognition practices; and enhancing the Company’s internal audit and compliance functions. The Company is committed to maintaining an effective control environment and making changes needed to enhance effectiveness.

Currently anticipated impacts of the misstatements
Based on the results of the investigation to date, the Company’s current preliminary estimate of errors discovered to date with respect to the nonmonetary transactions described above on previously reported revenues, expenses from operations, and operating income (loss) is as follows:

(Dollars in thousands)	Revenue		Total Expenses from Operations		(Loss) Income from Operations
	Previously Reported	As Adjusted	Previously Reported	As Adjusted	Previously Reported	As Adjusted
Year Ended December 31, 2014	$329,151	$312,900	$343,931	$327,668	$(14,780)	$(14,768)
Year Ended December 31, 2013	$286,860	$283,615	$283,767	$281,971	$3,093	$1,644

(Dollars in thousands)	Revenue		Total Expenses from Operations		(Loss) Income from Operations
	Previously Reported	As Adjusted	Previously Reported	As Adjusted	Previously Reported	As Adjusted
Quarter ended March 31, 2015(1)	$87,329	$83,532	$96,519	$92,348	$(9,190)	$(8,816)
Quarter ended June 30, 2015(1)	91,414	80,649	94,232	89,242	(2,818)	(8,593)
Quarter ended September 30, 2015(1)	92,405	83,310	90,162	85,032	2,243	(1,722)
Quarter ended December 31, 2015(1)	97,669	92,362	90,554	84,030	7,115	8,332
Year Ended December 31, 2015(1)	$368,817	$339,853	$371,467	$350,652	$(2,650)	$(10,799)

(1) The Company previously filed unaudited interim consolidated financial statements for the quarters ended March 31, June 30 and September 30, 2015 and furnished preliminary unaudited financial results for the quarter and year ended December 31, 2015.

The reported amounts for 2015 and the as adjusted amounts for 2013, 2014 and 2015 described above related to the errors in nonmonetary transactions are preliminary, unaudited and subject to change.
The Company is working toward filing its restated consolidated financial statements as soon as practicable. At this time, however, the Company cannot predict with certainty when the preparation of those prior period restated financial statements, as well as any subsequently required Forms 10-Q and Forms 10-K including the Company’s financial statements, will be completed. The restated consolidated financial statements will reflect any additional accounting adjustments that arise as a result of the efforts described above.

The Company is committed to addressing the issues identified, and to re-establishing timely financial reporting as soon as practicable.
Disclosures About Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act, including, without limitation, comScore’s expectations as to the timing and outcome of its internal investigation and statements regarding preparation and filing of restated financial statements and amended periodic reports, possible additional transactions, assessment of control deficiencies and consideration of measures to address the accounting issues described above.

The statements are based on management’s current expectations, estimates and projections, are not guarantees of future outcomes or performance, and are subject to certain risks, uncertainties and other factors, some of which are beyond the Company’s control and are difficult to predict, including, but not limited to, the discovery of additional information relevant to the internal review; the conclusions of the Audit Committee (and the timing of the conclusions) concerning matters relating to the internal review; the timing of the review by, and the conclusions of, the Audit Committee, the Board and the Company’s independent public accounting firm regarding the internal review and comScore’s financial statements; the determination of additional adjustments for the periods to be restated; and the risk that the completion and filing of the amended reports will take longer than expected.
The forward-looking statements contained in this Form 8-K are also subject to other risks and uncertainties, including those described in the Company’s Annual Report on Form 10-K for the period ended December 31, 2014, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and from time to time other filings with the SEC, which are available on the SEC’s Website (http://www.sec.gov).
Stockholders of the Company are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as of the date such statements are made. The Company does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this disclosure, or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ David I. Chemerow
David I. Chemerow Chief Financial Officer

Date: September 15, 2016